©2026 MVB | Proprietary INVESTOR PRESENTATION Q 3 2 0 2 6 MVB FINANCIAL CORP. ( N A S D A Q : M V B F )

FORWARD-LOOKING STATEMENTS Investor Presentation | 2026 2 MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this investor presentation that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,” “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, and credit risk; changes in market interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; unforeseen events, such as pandemics or natural disasters, and any governmental or societal responses thereto; changes in economic, business, and political conditions; changes in demand for loan products and deposit flow; changes in deposit classifications, operational risks and risk management failures; and government regulation and supervision. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those made in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”), filed with the Securities and Exchange Commission (“SEC”) on March 12, 2026, and from time to time, in our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the stated report. Except to the extent required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the SEC. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

MVB OVERVIEW

- MVB is an innovative bank focused on powering solutions for leading Fintech companies nationwide
- The CoRe banking business provides stable foundation, low cost of funding, and regulatory expertise while the Fintech platform drives growth and margin expansion

Fintech Banking Platform

Payment Services: Money Movement of all modalities

Issuing: Debit, Prepaid, Credit across products and use cases

Acquiring: Merchant sponsorships

Gaming: Deposits, account management, payment processing

- 40+ clients including DraftKings, FanDuel, BetMGM

CoRe Banking

Commercial and Retail Lending: Relationship-based C&I & CRE, specialty lending (government contracting, litigation finance), mortgage

Deposit: Commercial Deposits & treasury management services

By the Numbers

$3.5B
Total Assets

$2.5B
Total Loans

$3.1B
Total Deposits

$51B
Payment Volume Processed, TTM

$167M
Revenue TTM

22%
Growth in Payment Revenue
(YTD 2026 vs. YTD 2025)

Investor Presentation | 2026 3

INVESTMENT HIGHLIGHTS Investor Presentation | 2026 4 A differentiated Fintech bank at an inflection point Multiple growth catalysts driven by expanding suite of Fintech product offerings Scalable business model — well positioned to capture expanding TAM Proven innovation engine — Victor1 sale validates builder/incubator DNA; leading AI & Automation Best-in-class, diversified core funding profile underpinned by strong capital and liquidity position Improving core profitability as Fintech and core bank initiatives take hold Valuation re-rating opportunity with shares trading at discount to bank and Fintech peers TAM – Total Addressable Market 1 Victor Technologies, Inc.

MVB’S STRATEGY ON A PAGE (SOAP) We turned plans into action. Compliance and Risk Management Talent and Culture Operational Excellence Fintech Sponsorship Lending Strategic M&A Payments CoRe Lending & Deposits Client and Partner Relationships Banking as a Service Gaming Backer of FintechsBuilder of FintechsBanker of Choice to FintechsBanking That’s Tech-Forward Trust Commitment TeamworkRespect, Love & Caring Adaptive Our Why To positively impact people’s financial lives, one life at a time Purpose Trusted partners on the financial frontier, committed to your success 5Investor Presentation | 2026

EXPERIENCED AND DEEP LEADERSHIP TEAM



Larry F. Mazza
President and CEO

- 20+ years as CEO of MVB, leading expansion into Fintech partnerships.
- $3B asset growth during tenure as CEO.
- Led growth in online gaming vertical (established partnerships with DraftKings, FanDuel and others).



Mike Sumbs
Chief Financial Officer

- 15+ years of experience as a financial services investment banker, most recently with Raymond James Financial.
- Served at Keefe, Bruyette and Woods with a focus on advising depository institutions in the Southeast.



Jeremy Kuiper
Fintech President

- 25+ years of payments industry experience at executive and board levels.
- Previously held leadership roles at Pathward and The Bancorp.
- Former chairman of the Network Branded Prepaid Card Association.



Joseph R. Rodriguez
Chief Risk and Legal Officer

- 20+ years of financial services risk management expertise
- Leadership roles at Capital One, Walmart and Davis Wright Tremaine.
- Government service at Consumer Financial Protection Bureau and the Department of Justice.



Julie A. O'Connor
Chief Compliance Officer

- 25+ years in BSA/AML, risk management, regulatory compliance and Fintech partnerships.
- Former Chief Administrative Officer/BSA Officer at Jiko Group Inc.



Michael L. Giorgio
Chief Operating and Information Officer

- 20+ years of leadership in technology, operations and cybersecurity across banking and Fintech.
- Held CEO roles at Kraken Bank and SMC Blockchain Labs.
- Served as CTO at Metropolitan Commercial Bank and Laurel Road.



C. Brad Greathouse
Chief Administrative Officer

- 30 years of progressive leadership experience in human resources.
- On Mylan's North America leadership team as VP of Human Relations.
- 12+ years at GE Aerospace, where he provided human resources direction and strategy for production, services, commercial and engineering organizations with 7,000 employees across Asia, Europe, South America and the U.S.

Investor Presentation | 2026 6

MVB'S EVOLUTION THROUGH TECH INNOVATION

$1.5B
Total Assets 2017

10.2%
Organic Asset CAGR

$3.5B
Total Assets Q3 2026

Community Bank
1997–2016
- Building the foundation
- Robust risk/compliance
- Strong capital

Fintech Pivot
2017–2018
- Fintech and BaaS era
- Payments and gaming
- Deposit diversification

Builder Phase
2018–2025
- Innovation
- Incubator/builder
  - Victor Technologies
- Scaling payments

Scaled Fintech
2026+
- Scale fintech platform
- Sponsorship lending
- Robust payments pipeline
- Strengthen CoRe banking engine
- AI and automation

Investor Presentation | 2026 7

$2.1B $1.0B $0.7B Off Balance Sheet Total Noninterest- bearing Deposits Total Interest- bearing Deposits $3.8B FROM COMMUNITY BANK TO LEADING FINTECH BANKING PLATFORM Fintech Expertise: Proven ability to identify, incubate and monetize Fintech opportunities Regulatory Infrastructure: Established robust compliance framework supporting innovation Business Model Transformation: “Think bigger, do bigger” philosophy driving growth initiatives CoRe* 55% Fintech 45% CoRe* 95% 2018 Q3 2026 Investor Presentation | 2026 8 $3.1B On Balance Sheet Deposits Deposits (as of 9/30/26) 32% NIB Deposits/ Total Deposits $1.3B Total Deposits % NIB Deposit: 17% 2018FY NIM: 3.41% $3.1B Total Deposits % NIB Deposit: 32% MRQ NIM (FTE): 4.02% Pie totals represent deposits; * CoRe represents commercial / retail deposits NIB – Non-interest bearing, NIM – net interest margin

MVB FINTECH BANKING GROWTH VEHICLES Investor Presentation | 2026 9 Payments ▪ Digital payments – fee income ▪ Merchant acquiring – fee income ▪ Card issuing – fee income and stable deposits Banking as a Service ▪ Low-cost deposit accounts ▪ Emerging lending opportunities ▪ Five million bank account relationships Gaming ▪ Low-cost deposit accounts ▪ Player payouts – fee income ▪ 40+ Digital gaming clients $670M* Q3 2026 YTD Avg. Deposits $10.1M Q3 2026 TTM Fee Income 51% Deposit CAGR (2020 – Q3 2026) $1.1B* Q3 2026 YTD Avg. Deposits 204% Deposit CAGR (2020 – Q3 2026) $288M* Q3 2026 YTD Avg. Deposits $4.1M Q3 2026 TTM Fee Income 10% Deposit CAGR (2020 – Q3 2026) * Includes on and off-balance sheet deposit balances

5 2 3 4 9 1 9 2025 Q1 '26 Q2 '26 Q3 '26 2026 YTD Testing Currently in Implementation ROBUST FINTECH PIPELINE FUNNEL 10 Finalizing Terms / Commercial Alignment 2 Implementation (Signed MSA or LOI) 9 Testing 1 Partner Service Launch 2026 YTD Partnership Launches 1. Global Merchant Acquirer Real-Time Payments Q1 2026 2. Digital Disbursements Issuing Q1 2026 3. Cross Border Payments Provider Money Movement Q2 2026 4. Pay by Bank Provider (B2B Settlement) Issuing Q2 2026 5. Payments Platform Issuing Q2 2026 6. B2B2C Platform Provider Issuing Q3 2026 7. Benefits Program Manager Issuing Prepaid Q3 2026 8. Global Spend Management Co Money Movement Q3 2026 9. Public Funds Disbursement Provider Money Movement Q3 2026 Data as of September 30, 2026 1 New fintech partners include those launched since Q2 2025 Summary of Advanced-Stage Fintech Pipeline Funnel (# of Opportunities) Recent Partnership Launches (New Partners or Products) ▪ 14 new Fintech partner / product launches since Q2 2025, including 9 year-to-date in 2026. ▪ New Fintech partners1 have generated ~$3.5M of revenue year-to-date and ~$305M of low-cost deposits as of September 30, 2026. Investor Presentation | 2026

IMPLEMENTING AI AND AUTOMATION TO DRIVE EFFICIENCY

MVB

Data & AI Partners

ANTHROPIC

aws

snowflake

FY 2024

Built the Data Foundation: Implemented **Snowflake** and **AWS** to build the Enterprise Data Warehouse

FY 2025

Upgraded Transaction Monitoring: Established an AI-ready data ecosystem (Risk Canvas) and implemented AI-driven transaction monitoring. Reduced Compliance and Risk from 163 FTEs to 81.

1H 2026

Laying the Groundwork for Enterprise-Wide AI & Governance Built an AI-ready data ecosystem in Snowflake, established the AI Center of Excellence and Product teams and deployed 16 Digis (digital workers). Added board-level expertise and newly formed board AI committee

2H 2026

We are here

Scaling Digital Workers and AI Access Expand to 36 Digis across CoRe, Credit, BSA/AML, and Fintech while growing AI desktop assistant access to 100% of the organization.

2027 and beyond

Delivering AI-Driven Value to Clients Leverage MVB's mature AI capabilities to enhance the client experience, accelerate service delivery, and deepen relationships through smarter, faster solutions.

11

Teams 2021 2022 2023 2024* 2025 2026 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Risk Management 10 12 11 14 16 22 23 24 24 24 30 27 32 35 30 25 25 27 27 27 27 26 26 BSA/AML (MVB) 17 19 18 18 18 18 18 18 23 31 50 59 50 60 62 60 56 61 59 54 56 54 51 BSA/AML (Co-sourced FTEs) 5 12 15 17 19 23 22 21 16 17 17 17 41 60 34 27 33 27 24 24 33 29 0 Consumer Compliance 3 3 3 3 3 4 5 5 6 6 7 7 7 8 8 8 9 9 7 6 7 7 4 Total Risk Staffing: 35 46 47 52 56 67 68 68 69 78 104 110 130 163 134 120 123 124 117 111 123 116 81 0 20 40 60 80 100 120 140 160 180 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Risk Management BSA/AML (MVB) BSA/AML (Co-sourced FTEs) Consumer Compliance 35 81 * Included various short-term initiatives and projects implemented throughout the year RISK MANAGEMENT STRENGTH AND CAPABILITIES Investor Presentation | 2026 12

STRATEGIC CAPITAL ALLOCATION FRAMEWORK Investor Presentation | 2026 13 Platform Investment ▪ Technology infrastructure and AI/automation ▪ Payment product development ▪ Data analytics capabilities Strategic M&A ▪ Target: Innovative/Fintech-focused banks and non-banks ▪ Complementary technology acquisition ▪ Strategic partnerships Prioritize high-ROIC growth opportunities while maintaining strong regulatory capital and shareholder returns. Balance Sheet Optimization ▪ Funding mix optimization ▪ Liquidity management Shareholder Returns ▪ Share repurchases ▪ Dividends

STRONG CAPITAL POSITION Investor Presentation | 2026 14 8.3% 8.6% 9.7% 10.1% 10.0% 9.7% 9.3% 2022 2023 2024 2025 Q1 2026 Q2 2026 Q3 2026 9.8% 10.5% 11.2% 11.1% 10.1% 10.3% 9.7% 2022 2023 2024 2025 Q1 2026 Q2 2026 Q3 2026 Source: Company documents. (1) TCE/TA is for the Holding Company and is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures is included in the Appendix. All other capital ratios presented are from the Bank 12.4% 14.4% 15.1% 13.7% 12.6% 12.2% 11.3% 2022 2023 2024 2025 Q1 2026 Q2 2026 Q3 2026 8.0% Community Bank Leverage Ratio Threshold Bank Leverage Ratio (%) Consolidated Tangible Common Equity/Tangible Assets (%) (1) Bank Common Equity Tier 1 Capital Ratio (%) Recent balance sheet initiatives: ▪ Restructured $73 million in AFS securities in Q4 2025 ▪ Redeemed $40 million of subordinated debt in Q1 2026 ▪ $6.6 million in common dividends paid year-to-date in 2026 (45th consecutive quarter of paying common dividend)

TANGIBLE BOOK VALUE PER SHARE GROWTH Investor Presentation | 2026 15 $15.20 $19.73 $22.17 $20.25 $22.43 $23.37 $26.17 $25.26 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 2019 2020 2021 2022 2023 2024 2025 Q3 2026 Dividend paid per share $0.26 $0.36 $0.51 $0.68 $0.68 $0.68 $0.68 7.8% CAGR 10.3% CAGR including dividends paid since 2019 Tangible Book Value per Share $4.36 per share paid in common dividends since 2019 Source: Company documents and SEC filings $0.51 ~$1.44 impact to TBV/share from change in AOCI since 12/31/25 $26.70 (excluding change in AOCI from 12/31/25)

FINANCIAL HIGHLIGHTS

Q3 2026 KEY HIGHLIGHTS Investor Presentation | 2026 17 +22.7% From Q3 2025 32.3% of total deposits Noninterest- Bearing Deposits Increase in Net Interest Income Pre-provision net revenue (excluding one-time gain related to sale of subsidiary and one-time loss on securities re-positioning in Q3 2025) $10.6M Up 715% from Q3 2025 4.02% Up 47 basis points from Q3 2025 Net Interest Margin (FTE) $29.8M Down 10.5% from Q3 2025 Noninterest expense Loan Growth $261M Up 12% from Q3 2025 $312M Up 11% from Q3 2025 Deposit Growth Payment Card & Service Charge Income +39.6% From Q3 2025

IMPROVING REVENUE AND PROFITABILITY Investor Presentation | 2026 18 Payment Card & Service Charge Income ($ millions) Net Interest Income ($ millions) $79.0 $93.3 Q3 2025 YTD Q3 2026 YTD $13.4 $16.3 Q3 2025 YTD Q3 2026 YTD 1 Includes a $34 million pre-tax gain related to the sale of a subsidiary and a $7.5 million pre-tax loss related to a securities repositioning 2 Includes a $10 million pre-tax gain related to an existing Fintech investment 2 Excludes $2.3 million interest income related to non-recurring items. $38.0 $39.8 2 Q3 2025 YTD Q3 2026 YTD Pre-Provision Net Revenue ($ millions) $29.8 Ex. $10 million one-time gain $11.4 Ex. $34 million one-time gain & $7.5 million loss on securities repositioning 1 Adjusted Net Interest Margin (FTE) 3.63% 3.88% 3 Q3 2025 YTD Q3 2026 YTD

$128 $170 $331 $478 $583 $713 2021 2022 2023 2024 2025 Q3 2026 GROWTH OF MVB’S PAYMENTS-FOCUSED VEHICLE Investor Presentation | 2026 19 Deposits of Payments Vehicle (period average) ($ millions) 44% CAGR (2021-2025) $695 $1,495 $4,760 $7,670 $11,534 $13,491 2021 2022 2023 2024 2025 Q3 2026 TTM Payments Revenue1 ($ thousands) 102% CAGR (2021-2025) Source: Company documents and SEC filings. 1 Includes a portion of gaming-related revenue that is shown separately on slide 9.

CoRe* 55% Fintech 45% Title (C) 3% Retail (C) 9% Specialty (C) 27% Commercial (C) 16% BaaS (F) 10% Gaming (F) 10% Payments (F) 25% Data as of September 30, 2026 DIVERSIFIED DEPOSIT BASE WITH FINTECH AND CORE BANK DEPOSITS Investor Presentation | 2026 20 On Balance Sheet Deposit Composition On Balance Sheet Deposits by Source Source: Company documents and SEC filings. * Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits

Deposit Composition ▪ $37 million reduction in CD balances in Q3 2026 ▪ $200 million reduction in CD balances since Q3 2025, including $82 million reduction in brokered CDs ▪ Q3 2026 cost of interest- bearing deposits of 3.12%; down 23 basis points from 3.35% since Q3 2025 ▪ $130 million of brokered CDs maturing in Q1 2027 with a weighted average rate of 4.24% CONTINUED REMIX OF DEPOSIT PORTFOLIO Source: Company documents and SEC filings Investor Presentation | 2026 21 37% 40% 35% 34% 32% 41% 39% 48% 52% 55% 22% 21% 17% 14% 13% Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Noninterest Bearing Deposits Interest-Bearing Deposits CDs

LOAN GROWTH WHILE MAINTAINING LIQUID BALANCE SHEET Investor Presentation | 2026 22 Loan/Deposit Ratio $2,259 $2,343 $2,404 $2,476 $2,520 $2,776 $2,842 $2,897 $3,112 $3,088 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Gross Loans On Balance Sheet Deposits Gross Loans & On Balance Sheet Deposits ($ millions) Source: Company documents and SEC filings 81% 82% 83% 80% 82%

Home Equity 0.3% Consumer 2.7% Acquisition & Development 4.5% Owner Occupied Real Estate 7.9% Commercial Business 20.8% Residential 28.7% Commercial Real Estate 35.1% Auto Equipment 2.3% Commercial Construction 3.0% Government 0.9% Healthcare 27.2% Multifamily 2.8% Office Space 3.9% Other 23.2% Financial 2.2% Energy 1.7% Residential Real Estate 28.7% Retail Space 4.1% Source: Company documents DIVERSIFIED LOAN PORTFOLIO — as of September 30, 2026 Loan Portfolio Composition Loan Portfolio by Industry Investor Presentation | 2026 23

0.17% 0.04% 0.12% 0.68% 0.26% 0.23% 0.41% 0.00% 0.20% 0.40% 0.60% 0.80% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 $19.2 $20.8 $23.3 $21.8 $22.6 $28.2 $36.2 0.93% 0.97% 1.03% 0.93% 0.94% 1.14% 1.44% $0.0 $10.0 $20.0 $30.0 $40.0 0.00% 0.50% 1.00% 1.50% 2.00% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Allowance for Credit Losses ($) ACL/Total Loans (%) Source: Company documents and SEC filings. ASSET QUALITY OVERVIEW Net Charge Offs / Average Loans Investor Presentation | 2026 24 6.56% 5.24% 4.13% 3.55% 3.65% 3.10% 2.94%3.23% 3.04% 2.44% 2.26% 2.23% 1.90% 1.99% 0.98% 0.98% 1.16% 1.31% 1.39% 1.18% 1.86% 0.00% 2.00% 4.00% 6.00% 8.00% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Criticized Loans Classified Loans Non Performing Loans Criticized, Classified & Nonperforming Loans (% of Total Gross Loans) CRE $5.6 AD&C $13.1 C&I $11.3 Consumer $0.3 1-4 Family Residential/HELOC $7.9 SBA (7a & 504) $8.6 Non-Performing Loans Composition ($ Millions) Allowance for Credit Losses / Total Gross Loans ($ Millions) • $3 million of nonperforming SBA loans are government guaranteed • $10.4 million of specific reserves on nonperforming loan portfolio • $4.6 million specific reserve taken in Q3 nonperforming AD&C loan • ~61% wtd. avg. LTV on nonperforming 1-4 family residential portfolio • ~58% wtd. avg. LTV on nonperforming CRE portfolio

APPENDIX N O N - G A A P R E C O N C I L I A T I O N S

APPENDIX: NON-GAAP RECONCILIATION

MVB

Tangible Book Value per Common Share and Tangible Common Equity Ratio (%)							
(Dollars in thousands)	2020	2021	2022	2023	2024	2025	2026 YTD
Goodwill	$ 2,350	$ 3,988	$ 3,988	$ 2,838	$ 2,838	$ 1,200	$ 1,200
Intangibles	2,400	2,316	1,631	352	262	--	--
Total intangible assets	$ 4,750	$ 6,304	$ 5,619	$ 3,190	$ 3,100	$ 1,200	$ 1,200
Total equity attributable to parent	$ 239,483	$ 274,328	$ 261,084	$ 289,342	$ 305,679	$ 333,968	$ 329,659
Less: Preferred stock	(7,334)	--	--	--	--	--	--
Less: Total intangible assets	(4,750)	(6,304)	(5,619)	(3,190)	(3,100)	(1,200)	(1,200)
Total tangible common equity	$ 227,399	$ 268,024	$ 255,465	$ 286,152	$ 302,579	$ 332,768	$ 328,459
Total assets	$ 2,331,476	$ 2,792,449	$ 3,068,860	$ 3,313,882	$ 3,128,704	$ 3,308,918	$3,514,225
Less: Total intangible assets	(4,750)	(6,304)	(5,619)	(3,190)	(3,100)	(1,200)	(1,200)
Total tangible assets	$ 2,326,726	$ 2,786,145	$ 3,063,241	$ 3,310,692	$ 3,125,604	$ 3,307,718	$ 3,513,025
Tangible common equity to tangible assets	9.8%	9.6%	8.3%	8.6%	9.7%	10.1%	9.3%
Tangible common equity	$ 227,399	$ 268,024	$ 255,465	$ 286,152	$ 302,579	$ 332,768	$ 328,459
Common shares outstanding (000s)	11,526	12,087	12,618	12,758	12,945	12,716	13,003
Tangible book value per common share	$ 19.73	$ 22.17	$ 20.25	$ 22.43	$ 23.37	$ 26.17	$ 25.26

Source: Company documents

Investor Presentation | 2026 26

Net Interest Income and Net Interest Margin on a Fully Tax-Equivalent Basis (%) 2025 2026 (Dollars in thousands) Nine Months Ended Three Months Ended Nine Months Ended Net interest margin – U.S. GAAP basis Net interest income $ 79,029 $ 32,596 $ 93,322 Average interest-earning assets 2,930,263 3,227,205 3,154,094 Net interest margin 3.61% 4.01% 3.96% Net interest margin – non-U.S. GAAP basis Net interest income $ 79,029 $ 32,596 $ 93,322 Impact of full tax-equivalent adjustment 544 140 382 Net interest income on a fully-tax equivalent basis $ 79,573 $ 32,736 $ 93,704 Average interest-earning assets 2,930,263 3,227,205 3,154,094 Net interest margin on a full tax equivalent basis 3.63% 4.02% 3.97% Core net interest margin – non-U.S. GAAP basis Net interest income on a fully tax-equivalent basis $ 79,573 $ 32,736 $ 93,704 Less: interest income from non-recurring items -- -- (2,272) Core net interest income on a fully tax-equivalent basis $ 79,573 $ 32,736 $ 91,432 Average interest-earning assets 2,930,263 3,227,205 3,154,094 Adjusted net interest margin on a fully tax-equivalent basis 3.63% 4.02% 3.88% Source: Company documents APPENDIX: NON-GAAP RECONCILIATION Investor Presentation | 2026 27